UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Long/Short Credit Fund

Class I (Ticker: PCHIX)
Class A (Ticker: PCHAX)

ANNUAL REPORT
October 31, 2015

Palmer Square Long/Short Credit Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	9
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	40
Supplemental Information	41
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Long/Short Credit Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Long/Short Credit Fund (PCHIX/PCHAX)

October 2015

Palmer Square Long/Short Credit Fund (“PCHIX/PCHAX” or the “Fund”) is a credit fund which seeks to achieve strong risk adjusted absolute returns over a market cycle. The Fund benefits from a flexible mandate aiming to maximize return by investing long or short both across credit asset classes and among individual corporate credit issuers. Through the Fund’s ability to short corporate credit securities as well as the ability to utilize treasury shorts and interest rate derivatives (where necessary), the Fund seeks to eliminate the majority of interest rate risk. Additionally, through the shorting of corporate credit securities, the Fund seeks to generate alpha while also mitigating beta or market risk over the course of a credit cycle.

Gross Portfolio Allocation	10/31/2015
Event Driven	15%
Structured Credit	18%
Fundamental Long	35%
Capital Structure	6%
Callable Short	6%
Macro	10%
Fundamental Short	30%
TOTAL	119%

Based on the percentage of capital allocated. Portfolio composition will change due to ongoing management of the Fund. Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%.

Portfolio Characteristics	10/31/2015
Effective Duration	0.79 years
Beta vs. S&P 500	0.00
Number of Long Positions	46
Number of Short Positions	33
Total Gross Exposure	119%
Total Net Exposure	27%
Standard Deviation	3.79%

Data is measured from 11/28/2014, the inception of Palmer Square Long/Short Credit Fund. Please see Notes and Disclosure.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Analysis (as of 10/31/2015)

PCHIX finished the first eleven months down -7.33% (net of fees). The year proved to be quite challenging as high yield credit and stressed credit, in particular, experienced a significant sell-off. Going forward, we are very pleased with the opportunity set, the Fund’s positioning, and the valuation levels. We believe current trading levels for our long positions are extremely discounted (especially for some of the fundamental long positions in stressed credit) and imply severe downside economic scenarios. On the short side, we continue to find ample opportunity to short companies whose securities reflect little, if any, probability of adverse economic scenarios in our opinion. Currently, the portfolio yield-to-worst is 5.67% net (i.e., long yield-to-worst less short yield-to-worst).

Fund Performance (inception 11/28/2014) Net of Fees	October	3 Month	6 Month	YTD 2015	Since Inception Cumulative
PCHIX	-2.45%	-4.73%	-7.73%	-7.28%	-7.33%
PCHAX	-2.50%	-4.82%	-7.88%	-7.51%	-7.56%
Maximum Sales Load (A Share)	-8.12%	-10.30%	-13.16%	-12.83%	-12.87%
BofA ML 3-Mo U.S. Tsy Index	-0.01%	0.01%	0.01%	0.01%	0.01%
HFRI RV: Fixed Income Corp Index	1.39%	-1.22%	-2.50%	0.24%	-1.10%

Class A shares – Annual Expense Ratio: Gross 1.86%/Net 1.75%, Class I shares – Annual Expense Ratio: Gross 1.61%/Net 1.50%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until February 28, 2016, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain additional information and/or performance information current to the most recent month-end please call 866-933-9033.

Performance Attribution

Gross Portfolio Attribution	11/28/2014 to 10/31/2015
Event Driven	0.49%
Structured Credit	0.81%
Fundamental Long	-7.08%
Capital Structure	0.49%
Callable Short	-0.02%
Macro	-0.26%
Fundamental Short	-0.86%
TOTAL	-6.42%

Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%. Gross Portfolio Attribution is net of custodial and prime brokerage fees.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

By underlying strategy, our allocation to structured credit delivered the highest returns over the past 11 months contributing 81 basis points to Fund performance. Second, we earned positive return from both the event driven and capital structure strategies, each contributing 49 basis points of positive performance to the Fund.

The principal detractor from performance was the fundamental long strategy, specifically in the Fund’s allocation to commodity-related companies. The negative attribution of the fundamental long strategy since December 2014 was -7.08%. The negative returns in this strategy were driven primarily by the negative performance of stressed credit as this niche declined over 33% for the corresponding period as illustrated by the BAML Distressed Index. While we are always disappointed with negative performance and entering some investments too early, we feel confident in our positioning and have increased our allocation to this strategy. The opportunity set for the stressed space has increased dramatically with bonds trading less than $90 representing a $370bln market in the U.S. and representing the highest percentage of the overall high yield market since the 2008 financial crisis (as shown in the chart below).

Source: J.P. Morgan

What we find particularly interesting in this current cycle is that the credit market dislocation and negative performance is occurring in conjunction with reasonably high valuations for other risk assets (principally equities). The high yield market has returned roughly -3.4% from 6/30/2014 to 10/31/2015 while the equity market is up 8.8%. Investors only typically get an opportunity to invest at these discounted price levels when the economy is in recession. Most market observers would agree that the U.S. economy is continuing to grow (albeit slowly), default rates are projected to stay historically low, and we are in an environment where the equity market has performed relatively well and mergers & acquisitions activity is anticipated to continue. We have taken advantage of this discrepancy between equity and credit by buying additional credit, while also hedging with equity shorts in both single names as well as equity indices.

The performance in the stressed segment of high yield has been primarily driven by the energy and metals and mining sectors, but has recently spread to additional sectors which provides our team a broader opportunity to source and seek to attain attractive relative value without concentrating primarily in the energy and metals and mining sectors. As shown by the chart below, over 50% of the sectors within high yield have experienced negative monthly price moves for the last 5 months consecutively. For comparison, this severe of a price correction has not been witnessed since 2008. One additional sector to highlight where we have added fundamental long positions is in the telecom space. Recently, the telecom space registered a significant price drop due to a tremendous supply of high yield telecom paper as well as an unexpected downgrade of a large telecom issuer. In our view, the telecom sell-off was overdone for many reasons including the fact that many companies in that space are relatively immune from the slowdown in global growth which has been a significant detractor from earnings for companies which have a disproportionate amount of overseas exposure.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Proportion of HY sectors with price loss each month

Outlook for Stressed Credit

Given our fundamental long allocation to stressed credit was our largest detractor from returns (despite its modest portfolio weight), we want to share our outlook for the space. In our opinion, we are now seeing major dispersion between sectors and value has increased significantly in the high yield bond world. We call it the “haves” and “have nots”. Initially, it had been just energy that was hated. Now, it is energy, telecom, health care, pharma, retail, and all debt that is currently rated CCC. Very few sectors are still considered “haves” and are loved. According to Barclay’s, 58% of the high yield index is now considered in the “have nots” and hated category. People are clamoring for the remaining 42% which is causing unusual price discrepancies across the space. Why this level of paranoia on the part of investors? In effect, investors seem to have gone this “have/have nots” route out of fear and a belief that investing in the perceived “higher quality, more liquid” securities is the safe haven.

Below, we provide a chart which shows how the stressed credit segment has been growing. Most specifically, the below bar graph breaks out energy and non-energy so investors can see how large an opportunity exists beyond energy. With a keen eye toward appropriate portfolio weights, we believe Palmer Square is positioning the Fund to take advantage of opportunities in sectors from telecom to health care to pharma to, of course, energy with yields anywhere from 12-40%. In contrast, the “safe” portion or the haves portion of high yield credits has remained tight yielding less than 5.8%.

Universe of corporate bonds below $85 ($million) - does not include busted converts or bank loans

Source: Merrill Lynch, Bloomberg

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Could stressed credit yield high risk-adjusted returns?
How does excess supply of stressed credit bonds potentially tie to returns? Historically, there have been strong returns after a large amount of supply enters the stressed credit space. During each of the past three sell-offs, the size of the stressed credit market has grown. Then, of course, as it rebounded, the size of the stressed credit universe shrank. While picking the bottom is extremely challenging (especially in this liquidity environment), we believe that oversupplied markets don’t last too long and strong returns for the discerning investor could result. Below, we provide a chart which illustrates the supply of stressed credit overlaid with the performance of the Merrill Lynch Distressed Index.

Universe of corporate bonds below $85 ($million) - does not include busted converts or bank loans

Source: Merrill Lynch, Bloomberg

Is there an immediate catalyst to drive prices higher?

As we have mentioned, in many of our investor communications, it is always difficult to “time” the market bottom. Moreover, when you are convinced of an immediate catalyst, it is likely that others share that view and you will not have a timely opportunity to buy. That being said, we do believe there are upcoming catalysts potentially early in 2016 which are both technical as well as company-specific. As far as technical factors, we believe demand can increase: despite a lack of balance sheet capital, dealers typically have additional risk appetite in a “new” P&L year as compared to their current risk-adverse stance going into year-end. In addition, institutions typically refresh and rebalance their allocations to high yield credit (based on relative value and outlook) in the beginning months of the year. In addition, the market is already aware of new credit and opportunistic funds being raised to target these opportunities. Finally, hedge funds will have materially been through their redemption-based selling allowing them to re-focus their efforts on the new year and making money (instead of trying to not lose money). As far as company-specific options we envision serving as a positive catalyst, companies can buy back their own debt, issue equity to support their capital structure, sell assets in favorable moves to debt holders, file to re-organize, and engage in activities which improve the outlook for their businesses.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Why the Palmer Square Long/Short Credit Fund as a Solution?

Traditional fixed income managers face considerable headwinds as they seek to generate meaningful risk-adjusted returns for their clients. Through the Fund, we believe we offer clients an alternative to traditional fixed income without the exposure to interest rates present in traditional fixed income. In fact, we believe that volatility created by a rate rise cycle could present meaningful opportunities for returns for the Fund. Additionally, most fixed income, and most equity investment opportunities, typically have significant beta to the market. The Fund with its balanced approach of alpha driven longs and shorts and low net exposure, seeks to provide clients the opportunity to have exposure that is not correlated with broader markets as well as not sensitive to interest rate levels. As shown by the chart below, high yield credit returns are typically binary in nature – with large returns and large losses. The Fund seeks to deliver superior risk adjusted returns through mitigating or profiting from the large negative returns while seeking to capture much of the returns in positive years.

The Binary Nature of Credit Returns

Source: Morgan Stanley, the Yield Book

As depicted below, the Fund has an opportunistic approach and flexibility to pursue strong risk adjusted returns in all parts of the credit cycle. Please see our views as to the credit cycle below.

Credit Market Outlook			Portfolio Flexibility

☐	Fairly Valued Market		☐	Can Manage Return and Volatility of Long Exposures
	•	Average to below average spreads		•	Focus on relative value and catalyst driven investments
	•	Stable default rates			to manage volatility and downside risk
	•	Neutral credit conditions		•	Opportunistic longs/shorts

☐	Undervalued Market		☐	Ability to Extend Long
		Wide spreads		•	In favorable market conditions may employ
	•	Declining default rates			moderate leverage to amplify return
	•	Improving credit conditions		•	Reduce short exposure

☐	Overvalued Market		☐	Ability to Hedge Market Risk
	•	Below average or widening spreads		•	In periods of heightened risk, can provide short
	•	Increasing default rates			exposure in attempt to benefit from credit weakness
	•	Deteriorating credit conditions		•	Seek defensive long positions and increase short exposure

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Who is the Fund for?

The Fund seeks to provide investors with a flexible total return approach to credit, driven by a high conviction, fundamentally driven process. Returns can be generated on both the long and the short positions, independent of interest rate movements. The Fund seeks to provide low to minimally correlated exposures within Fixed Income and Alternative Credit.

Potential Portfolio Allocation*

*
Potential portfolio allocation shown herein reflects potential allocation as determined by Palmer Square pertaining to the Palmer Square Long/Short Credit Fund. The potential allocation shown is for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Please note that said strategy may not be appropriate for all investors. Nothing herein takes into account any individual’s personal or financial characteristics which are important for determining suitability of investments. Nothing herein should be construed as investment advice.

Given the environment and opportunity, we are pleased with the Fund’s positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure
This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund invests in derivatives. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund is new and has a limited history of operations.

The allocations shown are for illustration purposes only and are subject to change without notice. Palmer Square does not guarantee continued execution as it pertains to those allocations. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Please note that allocations may not sum to 100 percent.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The HFRI RV: Fixed Income Corporate Index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Individuals cannot invest directly in any index. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. These materials may contain forward looking statements. Such forward looking statements are inherently uncertain, because the matters they describe are subject to known (and unknown) risks, uncertainties and other unpredictable factors, many of which are beyond the control of Palmer Square Capital Management, LLC. No representations or warranties are made as to the accuracy of such forward-looking statements. The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Long/Short Credit Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Return as of October 31, 2015	6 months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Class I1	-7.73%	-7.33%	11/28/14
Class A2	-7.88%	-7.56%	11/28/14
After deducting maximum sales charge
Class A2	-13.16%	-12.87%	11/28/14
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.01%	11/28/14

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for Class I shares were 1.61% and 1.50%, respectively, and for Class A shares were 1.86% and 1.75%, respectively, which were stated in the current prospectus. The Advisor’s contractual agreement to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.75% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is effective until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Principal Amount		Value

	BANK LOANS – 11.1%
$65,625	Amaya Holdings B.V. 8.000%, 8/1/2022[1,2,3]	$66,117
200,000	AssuredPartners, Inc. 10.000%, 10/16/2023[1,2]	195,250
125,000	Asurion LLC 8.500%, 3/3/2021[1,2]	113,125
275,000	BMC Software Finance, Inc. 5.000%, 9/10/2020[1,2]	248,660
99,875	Chemours Co. 4.000%, 5/12/2022[1,2]	91,785
275,000	Duff & Phelps Corp. 9.500%, 4/23/2021[1,2]	272,594
100,000	Gruden Acquisition, Inc. 9.500%, 8/18/2023[1,2]	95,500
49,875	Murray Energy Corp. 7.000%, 4/14/2017[1,2]	37,157
100,000	Pacific Drilling S.A. 4.500%, 6/3/2018[1,2,3]	54,667
275,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	265,375
400,000	Samson Investment Co. 5.000%, 9/25/2018[1,2]	35,000
125,000	Tronox Pigments Holland B.V. 4.250%, 3/19/2020[1,2,3]	115,219
200,000	Valeant Pharmaceuticals International, Inc. 3.500%, 2/13/2019[1,2,3]	186,950
500,000	Visant Corp. 7.000%, 9/23/2021[1,2]	498,945

	TOTAL BANK LOANS (Cost $2,541,826)	2,276,344

	BONDS – 55.3%
	ASSET-BACKED SECURITIES – 18.6%
375,000	Atrium CDO Corp. Series 8A, Class E, 6.316%, 10/23/2022[1,2,4]	369,457
	BlueMountain CLO Ltd.
250,000	Series 2011-1A, Class E, 6.071%, 8/16/2022[1,2,4]	251,431
250,000	Series 2013-1A, Class D, 4.921%, 5/15/2025[1,2,4]	217,890
500,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 6.721%, 4/15/2027[1,2,4]	417,586
	Dryden XXII Senior Loan Fund
250,000	Series 2011-22A, Class SUB, 0.000%, 1/15/2022[2,4]	171,948
500,000	Series 2011-22A, Class CR, 4.321%, 1/15/2022[1,2,4]	502,954
1,000,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 5.815%, 7/17/2023[1,2,4]	990,433

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Madison Park Funding X Ltd. Series 2012-10A, Class E, 5.567%, 1/20/2025[1,2,4]	$472,669
500,000	Mountain View CLO Ltd. Series 2015-9A, Class D, 5.629%, 7/15/2027[1,2,4]	417,441

	TOTAL ASSET-BACKED SECURITIES (Cost $3,933,163)	3,811,809

	CORPORATE – 35.8%
	BASIC MATERIALS – 3.4%
30,000	FMG Resources August 2006 Pty Ltd. 6.875%, 4/1/2022[2,3,4]	21,600
690,000	TPC Group, Inc. 8.750%, 12/15/2020[2,4,5]	567,594
150,000	Tronox Finance LLC 6.375%, 8/15/2020[2]	107,580
		696,774
	COMMUNICATIONS – 3.3%
175,000	Blue Coat Holdings, Inc. 8.375%, 6/1/2023[2,4]	182,000
215,000	Frontier Communications Corp. 11.000%, 9/15/2025[2,4]	225,883
285,000	Sprint Communications, Inc. 7.000%, 8/15/2020	265,050
		672,933
	CONSUMER, CYCLICAL – 7.2%
1,085,000	Pinnacle Entertainment, Inc. 7.750%, 4/1/2022[2]	1,207,062
	Scientific Games International, Inc.
175,000	7.000%, 1/1/2022[2,4]	177,625
110,000	10.000%, 12/1/2022[2]	98,725
		1,483,412
	CONSUMER, NON-CYCLICAL – 0.8%
200,000	Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/2025[2,3,4]	168,750

	ENERGY – 8.8%
510,000	Approach Resources, Inc. 7.000%, 6/15/2021[2,5]	288,150
	Basic Energy Services, Inc.
75,000	7.750%, 2/15/2019[2]	30,563
75,000	7.750%, 10/15/2022[2]	28,125
265,000	Clayton Williams Energy, Inc. 7.750%, 4/1/2019[2]	245,125

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
$285,000	Foresight Energy LLC / Foresight Energy Finance Corp. 7.875%, 8/15/2021[2,4,5]	$211,612
225,000	Halcon Resources Corp. 8.625%, 2/1/2020[2,4,5]	194,906
475,000	Linn Energy LLC / Linn Energy Finance Corp. 6.500%, 5/15/2019[2,5]	125,875
828,000	Murray Energy Corp. 11.250%, 4/15/2021[2,4,5]	223,560
250,000	Oasis Petroleum, Inc. 6.875%, 3/15/2022[2]	215,000
	Peabody Energy Corp.
700,000	6.000%, 11/15/2018	126,000
650,000	6.250%, 11/15/2021[5]	97,500
43,000	10.000%, 3/15/2022[2,4,5]	11,718
		1,798,134
	FINANCIAL – 2.9%
250,000	Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023[2]	232,375
275,000	Ocwen Financial Corp. 7.125%, 5/15/2019[2,4,5]	252,312
125,000	Walter Investment Management Corp. 7.875%, 12/15/2021[2]	101,719
		586,406
	INDUSTRIAL – 3.8%
750,000	Manitowoc Co., Inc. 5.875%, 10/15/2022[2,5]	778,125

	TECHNOLOGY – 5.6%
525,000	Audatex North America, Inc. 6.125%, 11/1/2023[2,4]	530,250
450,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[2,4]	349,875
190,000	BMC Software, Inc. 7.250%, 6/1/2018	167,913
100,000	Ensemble S Merger Sub, Inc. 9.000%, 9/30/2023[2,4]	101,250
		1,149,288
	TOTAL CORPORATE (Cost $8,125,699)	7,333,822

	MUNICIPAL – 0.9%
	Commonwealth of Puerto Rico
125,000	8.000%, 7/1/2035[2]	91,094

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	BONDS (Continued)
	MUNICIPAL (Continued)
	Commonwealth of Puerto Rico (Continued)
$125,000	5.000%, 7/1/2041[2]	$78,125

	TOTAL MUNICIPAL (Cost $165,317)	169,219

	TOTAL BONDS (Cost $12,224,179)	11,314,850

Number of Shares

	COMMON STOCKS – 0.7%
	FINANCIAL – 0.7%
1,635	AerCap Holdings N.V.*3,5	67,853
8,125	Ocwen Financial Corp.*5	56,794
1,840	Walter Investment Management Corp.*5	22,006
		146,653
	TOTAL COMMON STOCKS (Cost $177,510)	146,653

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.8%
	CALL OPTIONS – 0.1%
	COMMODITY – 0.1%
	Crude Oil Futures January 2016
15	Exercise Price: $55.00, Expiration Date: December 16, 2015	8,400
	Crude Oil Futures February 2016
4	Exercise Price: $58.00, Expiration Date: January 14, 2016	2,840
		11,240
	TOTAL CALL OPTIONS (Cost $9,820)	11,240

	PUT OPTIONS – 0.7%
	COMMODITY – 0.0%
	Crude Oil Futures December 2015
5	Exercise Price: $40.00, Expiration Date: November 17, 2015	673

	EQUITY – 0.7%
	Akorn, Inc.
5	Exercise Price: $22.50, Expiration Date: December 18, 2015	700
10	Exercise Price: $22.50, Expiration Date: March 18, 2016	2,925
	Beacon Roofing Supply, Inc.
7	Exercise Price: $30.00, Expiration Date: January 15, 2016		–
	Chemours Co.
290	Exercise Price: $5.00, Expiration Date: January 15, 2016	13,050
	Freeport-McMoRan, Inc.
35	Exercise Price: $8.00, Expiration Date: January 15, 2016	823

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	Frontier Communications Corp.
185	Exercise Price: $5.00, Expiration Date: February 19, 2016	$7,863
	HealthSouth Corp.
20	Exercise Price: $30.00, Expiration Date: January 15, 2016	1,250
12	Exercise Price: $30.00, Expiration Date: April 15, 2016	1,500
	Hologic, Inc.
30	Exercise Price: $35.00, Expiration Date: January 15, 2016	2,775
50	Exercise Price: $30.00, Expiration Date: March 18, 2016	3,125
	Horizon Pharma PLC
15	Exercise Price: $10.00, Expiration Date: January 15, 2016	863
	iShares 20+ Year Treasury Bond ETF
50	Exercise Price: $118.00, Expiration Date: November 20, 2015	1,200
35	Exercise Price: $120.00, Expiration Date: November 20, 2015	2,030
	iShares iBoxx $High Yield Corporate Bond ETF
70	Exercise Price: $83.00, Expiration Date: December 18, 2015	3,220
	iShares iBoxx $Investment Grade Corporate Bond ETF
70	Exercise Price: $115.00, Expiration Date: December 18, 2015	5,775
	Kindred Healthcare, Inc.
20	Exercise Price: $10.00, Expiration Date: May 20, 2016	1,350
	Linn Energy LLC
203	Exercise Price: $5.00, Expiration Date: January 15, 2016	58,363
	Meritor, Inc.
90	Exercise Price: $9.00, Expiration Date: February 19, 2016	3,375
	SPDR S&P 500 ETF Trust
40	Exercise Price: $185.00, Expiration Date: November 20, 2015	500
40	Exercise Price: $190.00, Expiration Date: November 20, 2015	860
10	Exercise Price: $185.00, Expiration Date: December 18, 2015	640
80	Exercise Price: $190.00, Expiration Date: December 18, 2015	7,800
45	Exercise Price: $190.00, Expiration Date: January 15, 2016	7,897
	Transocean Ltd.
46	Exercise Price: $10.00, Expiration Date: January 15, 2016	1,771
	Univar, Inc.
70	Exercise Price: $17.50, Expiration Date: March 18, 2016	14,700
	Valeant Pharmaceuticals International, Inc.
49	Exercise Price: $50.00, Expiration Date: January 15, 2016	15,312
		159,667
	TOTAL PUT OPTIONS (Cost $181,622)	160,340

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $191,442)	171,580

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Value

TOTAL INVESTMENTS – 67.9% (Cost $15,134,957)	$13,909,427
Other Assets in Excess of Liabilities – 32.1%	6,568,827

TOTAL NET ASSETS – 100.0%	$20,478,254

Principal Amount

	SECURITIES SOLD SHORT – (36.3)%
	BONDS – (36.3)%
	CORPORATE – (33.9)%
	BASIC MATERIALS – (4.8)%
$(350,000)	ArcelorMittal 6.125%, 6/1/2025[3]	(302,638)
(525,000)	Ashland, Inc. 4.750%, 8/15/2022[2]	(527,257)
(175,000)	Platform Specialty Products Corp. 6.500%, 2/1/2022[2,4]	(149,625)
		(979,520)
	COMMUNICATIONS – (1.9)%
(500,000)	Windstream Services LLC 6.375%, 8/1/2023[2]	(398,125)

	CONSUMER, CYCLICAL – (5.6)%
	Beazer Homes USA, Inc.
(350,000)	9.125%, 5/15/2019[2]	(358,313)
(225,000)	7.500%, 9/15/2021[2]	(220,500)
(525,000)	Meritor, Inc. 6.250%, 2/15/2024[2]	(504,000)
(90,000)	Navistar International Corp. 8.250%, 11/1/2021[2]	(70,481)
		(1,153,294)
	CONSUMER, NON-CYCLICAL – (8.7)%
(400,000)	Cenveo Corp. 11.500%, 5/15/2017[2]	(378,500)
(350,000)	Hologic, Inc. 5.250%, 7/15/2022[2,4]	(366,625)
(275,000)	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[2]	(281,875)
(325,000)	JBS USA LLC / JBS USA Finance, Inc. 7.250%, 6/1/2021[2,4]	(341,656)
	Kindred Healthcare, Inc.
(85,000)	6.375%, 4/15/2022[2]	(80,644)
(325,000)	8.750%, 1/15/2023[2,4]	(340,438)
		(1,789,738)

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL – (11.9)%
$(500,000)	Ball Corp. 4.000%, 11/15/2023	$(490,000)
(500,000)	Nortek, Inc. 8.500%, 4/15/2021[2]	(532,500)
(825,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.250%, 2/15/2021[2]	(861,094)
(550,000)	Summit Materials LLC / Summit Materials Finance Corp. 6.125%, 7/15/2023[2]	(550,000)
		(2,433,594)
	TECHNOLOGY – (1.0)%
(270,000)	Boxer Parent Co., Inc. 9.000%, 10/15/2019[2,4]	(194,062)

	TOTAL CORPORATE (Proceeds $6,997,895)	(6,948,333)

	U.S. GOVERNMENT – (2.4)%
	United States Treasury Note
(100,000)	0.875%, 4/15/2017	(100,408)
(375,000)	1.500%, 11/30/2019	(376,853)

	TOTAL U.S. GOVERNMENT (Proceeds $474,274)	(477,261)

	TOTAL BONDS (Proceeds $7,472,169)	(7,425,594)

	TOTAL SECURITIES SOLD SHORT (Proceeds $7,472,169)	$(7,425,594)

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	iShares 20+ Year Treasury Bond ETF
(25)	Exercise Price: $135.00, Expiration Date: November 20, 2015	(100)

	TOTAL CALL OPTIONS (Proceeds $729)	(100)

	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	iShares iBoxx $High Yield Corporate Bond ETF
(35)	Exercise Price: $80.00, Expiration Date: December 18, 2015	(893)
(30)	Exercise Price: $78.00, Expiration Date: March 18, 2016	(2,400)

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	SPDR S&P 500 ETF Trust
(50)	Exercise Price: $170.00, Expiration Date: November 20, 2015	$(175)
(10)	Exercise Price: $165.00, Expiration Date: December 18, 2015	(150)
(40)	Exercise Price: $180.00, Expiration Date: December 18, 2015	(1,740)
(20)	Exercise Price: $170.00, Expiration Date: January 15, 2016	(1,010)
		(6,368)
	TOTAL PUT OPTIONS (Proceeds $16,180)	(6,368)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $16,909)	$(6,468)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Variable, floating or step rate security.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $8,423,150.

[5]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
American Axle & Manufacturing Holdings, Inc.	Pay	5.00%	9/20/20	$250,000	$(30,871)	$71
Goodyear Tire & Rubber Co.	Pay	5.00	9/20/20	250,000	(38,130)	(2,955)
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$(69,001)	$(2,884)

TOTAL TOTAL RETURN SWAP CONTRACTS

Counterparty/	Notional	Pay/Receive Total Return Reference	Financing	Termination	Premium Paid	Unrealized Appreciation/
Reference Entity	Amount(b)	Entity	Rate	Date	(Received)	(Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(c)	$3,118,360	Receive	1-Month USD-LIBOR-ICE + 0.90%	8/2/16	$-	$(17,543)
TOTAL RETURN SWAP CONTRACTS					$-	$(17,543)

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

Counterparty/ Reference Entity	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Markit CDX.NA.HY.25 V1
Put - 5 Year	Buy	$100.00	11/18/15	$375,000	$2,775	$417
Put - 5 Year	Buy	99.00	12/16/15	250,000	2,550	832
Put - 5 Year	Buy	98.00	1/21/16	250,000	2,400	1,532
Put - 5 Year	Sell	94.00	11/18/15	125,000	(687)	(13)
Put - 5 Year	Sell	94.00	12/16/15	250,000	(800)	(203)
Put - 5 Year	Sell	93.00	1/21/16	250,000	(975)	(551)
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$5,263	$2,014

(a)
If Palmer Square Long/Short Credit Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If Palmer Square Long/Short Credit Fund is receiving a fixed rate, Palmer Square Long/Short Credit Fund acts as guarantor of the variable instrument.

(b)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(c)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Bank Loans	11.1%
Bonds
Asset-Backed Securities	18.6%
Corporate	35.8%
Municipal	0.9%
Total Bonds	55.3%
Common Stocks
Financial	0.7%
Total Common Stocks	0.7%
Purchased Options Contracts
Call Options	0.1%
Put Options	0.7%
Total Purchased Options Contracts	0.8%
Total Investments	67.9%
Other Assets in Excess of Liabilities	32.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2015

Assets:
Investments, at value (cost $14,943,515)	$13,737,847
Purchased options contracts, at value (cost $191,442)	171,580
Total investments, at value (cost $15,134,957)	13,909,427
Purchased swaptions contracts, at value (cost $7,725)	2,781
Cash	5,195,686
Cash held by broker	8,065,999
Receivables:
Investment securities sold	1,868,761
Unrealized appreciation on open swap contracts	71
Interest	238,223
Prepaid offering costs	1,898
Prepaid expenses	23,049
Total assets	29,305,895

Liabilities:
Securities sold short, at value (proceeds $7,472,169)	7,425,594
Written options contracts, at value (proceeds $16,909)	6,468
Written swaptions contracts, at value (proceeds $2,462)	767
Payables:
Investment securities purchased	1,094,531
Premiums received on open swap contracts	69,001
Unrealized depreciation on open swap contracts	20,498
Advisory fees	8,665
Shareholder servicing fees (Note 6)	1,871
Distribution fees (Note 7)	1
Interest on securities sold short	148,794
Auditing fees	16,650
Fund accounting fees	10,771
Transfer agent fees and expenses	4,112
Broker fees	4,052
Fund administration fees	3,906
Custody fees	1,037
Chief Compliance Officer fees	260
Trustees' fees and expenses	148
Accrued other expenses	10,515
Total liabilities	8,827,641

Net Assets	$20,478,254

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of October 31, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$21,890,817
Accumulated net investment income	90,684
Accumulated net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swap contracts, swaptions contracts and
foreign currency transactions	(311,057)
Net unrealized appreciation (depreciation) on:
Investments	(1,205,668)
Purchased options contracts	(19,862)
Securities sold short	46,575
Written options contracts	10,441
Swap contracts	(20,427)
Swaptions contracts	(3,249)
Net Assets	$20,478,254

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$20,475,943
Shares of beneficial interest issued and outstanding	1,116,599
Offering and redemption price per share	$18.34

Class A Shares:
Net assets applicable to shares outstanding	$2,311
Shares of beneficial interest issued and outstanding	126
Redemption price*	18.34
Maximum sales charge (5.75% of offering price)**	1.12
Maximum offering price to public	$19.46

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase. Based on unrounded net assets and shares outstanding.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF OPERATIONS
For the Period November 28, 2014* through October 31, 2015

Investment Income:
Interest	$785,576
Dividends	273
Total investment income	785,849

Expenses:
Interest on securities sold short	282,602
Advisory fees	144,803
Fund accounting fees	44,717
Registration fees	42,675
Fund administration fees	32,658
Brokerage expense	32,550
Transfer agent fees and expenses	27,852
Offering costs	22,214
Auditing fees	16,650
Legal fees	14,769
Miscellaneous	10,168
Trustees' fees and expenses	6,007
Shareholder servicing fees (Note 6)	5,422
Custody fees	5,302
Shareholder reporting fees	4,492
Chief Compliance Officer fees	3,440
Insurance fees	1,102
Distribution fees (Note 7)	6
Total expenses	697,429
Advisory fees waived	(144,803)
Other expenses absorbed	(20,264)
Net expenses	532,362
Net investment income	253,487

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short, Futures Contracts,
Written Options Contracts, Swap Contracts, Swaptions Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(435,768)
Purchased options contracts	(33,729)
Securities sold short	138,348
Futures contracts	(625)
Written options contracts	(8,459)
Swap contracts	22,942
Swaptions contracts	(9,748)
Foreign currency transactions	(52)
Net realized loss	(327,091)
Net change in unrealized appreciation/depreciation on:
Investments	(1,205,668)
Purchased options contracts	(19,862)
Securities sold short	46,575
Written options contracts	10,441
Swap contracts	(20,427)
Swaptions contracts	(3,249)
Net change in unrealized appreciation/depreciation	(1,192,190)
Net realized and unrealized loss on investments, purchased options contracts, securities sold short,
futures contracts, written options contracts, swap contracts, swaptions contracts and foreign currency	(1,519,281)

Net Decrease in Net Assets from Operations	$(1,265,794)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period November 28, 2014* through October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$253,487
Net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swap contracts, swaptions contracts and foreign currency transactions	(327,091)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, swap contracts and swaptions contacts	(1,192,190)
Net decrease in net assets resulting from operations	(1,265,794)

Distributions to Shareholders:
From net investment income:
Class I	(166,909)
Class A	(20)
Total distributions to shareholders	(166,929)

Capital Transactions:
Net proceeds from shares sold:
Class I	28,489,106
Class A	2,500
Reinvestment of distributions:
Class I	166,909
Class A	20
Cost of shares redeemed:
Class I	(6,747,558)
Class A	−
Net increase in net assets from capital transactions	21,910,977

Total increase in net assets	20,478,254

Net Assets:
Beginning of period	−
End of period	$20,478,254

Accumulated net investment income	$90,684

Capital Share Transactions:
Shares sold:
Class I	1,449,360
Class A	125
Shares reinvested:
Class I	8,608
Class A	1
Shares redeemed:
Class I	(341,369)
Class A	−

Net increase in capital share transactions	1,116,725

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 28, 2014* through October 31, 2015

Net asset value, beginning of period	$20.00
Income from Investment Operations:
Net investment income[1]	0.32
Net realized and unrealized loss on investments	(1.77)
Total from investment operations	(1.45)

Less Distributions:
From net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$18.34

Total return[2]	(7.33)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,476

Ratio of expenses to average net assets (including brokerage expense and interest on securities sold short):
Before fees waived and expenses absorbed	4.82%	[4]
After fees waived and expenses absorbed	3.68%	[4]
Ratio of expenses to average net assets (excluding brokerage expense and interest on securities sold short):
After fees waived and expenses absorbed	1.50%	[4]
Ratio of net investment income to average net assets (including brokerage expense and interest on securities sold short):
After fees waived and expenses absorbed	1.75%	[4]
Portfolio turnover rate	165%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 28, 2014* through October 31, 2015

Net asset value, beginning of period	$20.00
Income from Investment Operations:
Net investment income[1]	0.27
Net realized and unrealized loss on investments	(1.77)
Total from investment operations	(1.50)

Less Distributions:
From net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$18.34

Total return[2]	(7.56)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2

Ratio of expenses to average net assets (including brokerage expense and interest on securities sold short):
Before fees waived and expenses absorbed	5.07%	[4]
After fees waived and expenses absorbed	3.93%	[4]
Ratio of expenses to average net assets (excluding brokerage expense and interest on securities sold short):
After fees waived and expenses absorbed	1.75%	[4]
Ratio of net investment income to average net assets (including brokerage expense and interest on securities sold short):
After fees waived and expenses absorbed	1.50%	[4]
Portfolio turnover rate	165%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
Palmer Square Long/Short Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek absolute (positive) total returns over a complete market cycle. The Fund commenced investment operations on November 28, 2014, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the mean between the bid and official quotations at the close of the NYSE. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Transactions in written options contracts for the period November 28, 2014 (commencement of operations) through October 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at November 28, 2014 (commencement of operations)	-	$-
Options written	547	39,367
Options closed	(236)	(16,017)
Options expired	(101)	(6,441)
Options exercised	-	-
Outstanding at October 31, 2015	210	$16,909

Transactions in written swaptions contracts for the period November 28, 2014 (commencement of operations) through October 31, 2015 were as follows:

	Notional Value of Contracts	Premium Amount
Outstanding at November 28, 2014 (commencement of operations)	-	$-
Options written	750,000	3,150
Options closed	(125,000)	(688)
Options expired	-	-
Options exercised	-	-
Outstanding at October 31, 2015	625,000	$2,462

(e) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(f) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(g) Swaptions Contracts
An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund did not enter into any transactions in written swaptions contracts for the period November 28, 2014 (commencement of operations) through October 31, 2015.

(h) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2015, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2015, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

The Fund incurred offering costs of approximately $24,112, which are being amortized over a one-year period from November 28, 2014 (commencement of operations).

(j) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 28, 2014 (commencement of operations) through October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.75% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until February 28, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

For the period November 28, 2014 (commencement of operations) through October 31, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $165,067. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At October 31, 2015, the amount of these potentially recoverable expenses was $165,067. The Advisor may recapture all or a portion of this amount no later than October 31, 2018.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. Effective August 31, 2015, UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to August 31, 2015, J.P. Morgan Chase Bank, N.A., served as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period November 28, 2014 (commencement of operations) through October 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period November 28, 2014 (commencement of operations) through October 31, 2015, are reported on the Statement of Operations.

At October 31, 2015, Palmer Square Income Plus Fund, which is also managed by the Advisor, held 47.1% of the outstanding shares of the Fund.

Note 4 – Federal Income Taxes
At October 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$15,169,006

Gross unrealized appreciation	$162,815
Gross unrealized depreciation	(1,422,394)
Net unrealized depreciation on investments	$(1,259,579)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period November 28, 2014 (commencement of operations) through October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(20,160)	$4,126	$16,034

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$70,257
Undistributed long-term capital gains	-
Accumulated earnings	70,257

Accumulated capital and other losses	(267,474)
Unrealized appreciation on securities sold short, swap contracts and futures contracts	44,233
Net unrealized depreciation on investments	(1,259,579)
Total accumulated deficit	$(1,412,563)

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The tax character of distributions paid during the period November 28, 2014 (commencement of operations) through October 31, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$166,929
Net long-term capital gains	-
Total taxable distributions	166,929
Total distributions paid	$166,929

As of October 31, 2015, the Fund had a short-term capital loss carryover of $260,505 and a long-term capital loss carryforward of $6,969. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the period November 28, 2014 (commencement of operations) through October 31, 2015, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swap contracts and swaptions contracts were $31,842,170 and $16,553,452, respectively. Proceeds from securities sold short and short securities covered were $14,347,392 and $6,746,774, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period November 28, 2014 (commencement of operations) through October 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period November 28, 2014 (commencement of operations) through October 31, 2015, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Investments
Bank Loans	$-	$2,276,344	$-	$2,276,344
Bonds**	-	11,314,850	-	11,314,850
Common Stocks**	146,653	-	-	146,653
Purchased Options Contracts	111,133	60,447	-	171,580
Total Investments	257,786	13,651,641	-	13,909,427
Other Financial Instruments***
Credit Default Swap Contracts	-	71	-	71
Credit Default Swaptions Contracts on Credit Indices	-	2,781	-	2,781
Total Assets	$257,786	$13,654,493	$-	$13,912,279

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Liabilities	Level 1	Level 2	Level 3*	Total
Securities Sold Short
Bonds**	$-	$7,425,594	$-	$7,425,594
Written Options Contracts	4,068	2,400	-	6,468
Other Financial Instruments***
Credit Default Swap Contracts	-	2,955	-	2,955
Total Return Swap Contracts	-	17,543	-	17,543
Credit Default Swaptions Contracts on Credit Indices	-	767	-	767
Total Liabilities	$4,068	$7,449,259	$-	$7,453,327

*	The Fund did not hold any Level 3 securities at period end.
**
All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

***	Other financial instruments are derivative instruments, such as swap contracts and swaptions contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2015 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at value	$11,913	$-	$147,442	$12,225	$171,580
Purchased swaptions contracts, at value	-	2,781	-	-	2,781
Unrealized appreciation on open swap contracts	-	71	-	-	71
	$11,913	$2,852	$147,442	$12,225	$174,432

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Liabilities
Written options contracts, at value	$-	$-	$3,075	$3,393	$6,468
Written swaptions contracts, at value	-	767	-	-	767
Unrealized depreciation on open swap contracts	-	2,955	-	17,543	20,498
	$-	$3,722	$3,075	$20,936	$27,733

The effects of derivative instruments on the Statement of Operations for the period November 28, 2014 (commencement of operations) through October 31, 2015 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Volatility Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(9,505)	$-	$4,042	$(37,303)	$9,037	$(33,729)
Futures contracts	-	-	-	(625)	-	(625)
Written options contracts	(1,440)	-	(2,739)	(277)	(4,003)	(8,459)
Swap contracts	-	(13,671)	-	36,613	-	22,942
Swaptions contracts	-	(9,748)	-	-	-	(9,748)
	$(10,945)	$(23,419)	$1,303	$(1,592)	$5,034	$(29,619)

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$(4,037)	$-	$(8,402)	$(7,423)	$-	$(19,862)
Written options contracts	-	-	7,533	2,908	-	10,441
Swap contracts	-	(2,884)	-	(17,543)	-	(20,427)
Swaptions contracts	-	(3,249)	-	-	-	(3,249)
	$(4,037)	$(6,133)	$(869)	$(22,058)	$-	$(33,097)

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Commodity contracts	Purchased options contracts	Number of contracts	7
Credit contracts	Swap contracts	Notional amount	$936,847
	Swaptions contracts	Notional amount	$625,000
Equity contracts	Purchased options contracts	Number of contracts	685
	Written options contracts	Number of contracts	(47)
Interest rate contracts	Purchased options contracts	Number of contracts	134
	Written options contracts	Number of contracts	(45)
	Swap contracts	Notional amount	$1,767,885

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	J.P. Morgan	$71	$(71)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	2,955	(71)	(2,884)	-
Unrealized depreciation on open swap contracts – liability payable	The Bank of Nova Scotia	17,543	-	(17,543)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 23, 2015, to shareholders of record on December 22, 2015 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$0.0000	$0.0000	$0.1413
Class I Shares:	0.0000	0.0000	0.1508

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Palmer Square Long/Short Credit Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Long/Short Credit Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations, the statement of changes in net assets and financial highlights for the period November 28, 2014 (commencement of operations) through October 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Long/Short Credit Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period November 28, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Long/Short Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 – 10/31/15
Class I
Actual Performance	$1,000.00	$922.70	$20.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,003.66	$21.59

Class A
Actual Performance	$1,000.00	$921.20	$21.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,002.39	$22.85

*
Expenses are equal to the Fund’s annualized expense ratio of 4.28% and 4.53% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Palmer Square Long/Short Credit Fund
a series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Long/Short Credit Fund – Class I	PCHIX	46141Q 808
Palmer Square Long/Short Credit Fund – Class A	PCHAX	46141Q 709

Privacy Principles of the Palmer Square Long/Short Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Long/Short Credit Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Long/Short Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$14,250	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/2016